BEAR STEARNS Bear, Stearns & Co. Inc.

New Issue Computational Materials

$1,179,000,000 (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RS9

RAMP Series 2005-RS9 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

 November [16], 2005

Expected Timing:	Pricing Date:	On or about [Thursday, November 17], 2005
	Settlement Date:	On or about November 29, 2005
	First Payment Date:	December 27, 2005

Structure:	Group I (Fixed and ARMs):	$600,791,729 senior/subordinate structure
	Group II (Fixed and ARMs):	$599,208,271 senior/subordinate structure
	Rating Agencies:	Moody's and S&P

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. The Information does not include all material information about the securities or the mortgage pool. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any information herein regarding the collateral or the securities will be supplemented by information regarding the collateral and/or the securities contained in the prospectus and the prospectus supplement (Offering Documents) and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

The information contained herein will be supplemented by the description of the collateral contained in the prospectus supplement.

RAMP Series 2005-RS9

Certificates
Class	Interest Type	Approximate Size(1)	Interest Accrual Basis	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Expected Maturity Date (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected Ratings (M / S)
A-I-1 (3)	Floating	$ 217,815,000	Act/360	SEQ	1.00 / 1.00	1-21 / 1-21	08/07 - 08/07	Mar 2026	Aaa/AAA
A-I-2 (3) (4)	Floating	$ 88,162,000	Act/360	SEQ	2.00 / 2.00	21-28 / 21-28	03/08 - 03/08	Apr 2029	Aaa/AAA
A-I-3 (3) (4)	Floating	$ 120,289,000	Act/360	SEQ	3.25 / 3.25	28-57 / 28-57	08/10 - 08/10	Jul 2033	Aaa/AAA
A-I-4(3) (4)	Floating	$ 82,905,000	Act/360	SEQ	6.17 /7.51	57-81 / 57-193	08/12-12/21	Nov 2035	Aaa//AAA
A-II (5)	Floating	$ 507,829,000	Act/360	SEQ	2.56 / 2.80	1-81 / 1-195	08/12 - 02/22	Nov 2035	Aaa/AAA
M-1 (3) (4) (6)	Floating	$ 34,200,000	Act/360	MEZ	4.68 / 5.18	40-81 / 40-148	08/12 - 03/18	Nov 2035	Aa1/AA+
M-2 (3) (4) (6)	Floating	$ 31,200,000	Act/360	MEZ	4.65 / 5.12	39-81 / 39-140	08/12 - 07/17	Nov 2035	Aa2/AA
M-3 (3) (4) (6)	Floating	$ 21,600,000	Act/360	MEZ	4.63 / 5.06	39-81 / 39-131	08/12 - 10/16	Nov 2035	Aa3/AA-
M-4 (3) (4) (6)	Floating	$ 15,000,000	Act/360	MEZ	4.61 / 5.01	38-81 / 38-123	08/12 - 2/16	Nov 2035	A1/A+
M-5 (3) (4) (6)	Floating	$ 15,600,000	Act/360	MEZ	4.60 / 4.95	38-81 / 38-117	08/12 - 08/15	Nov 2035	A2/A
M-6 (3) (4) (6)	Floating	$ 13,800,000	Act/360	MEZ	4.60 / 4.89	38-81 / 38-109	08/12 - 12/14	Nov 2035	A3/A-
M-7 (3) (4) (6)	Floating	$ 11,400,000	Act/360	MEZ	4.59 / 4.79	37-81 / 37-100	08/12 - 03/14	Nov 2035	Baa1/BBB+
M-8 (3) (4) (6)	Floating	$ 8,400,000	Act/360	MEZ	4.58 / 4.88	37-81 / 37-91	08/12 - 06/13	Nov 2035	Baa2/BBB
M-9 (3) (4) (6)	Floating	$ 10,800,000	Act/360	MEZ	4.49 / 4.49	37-81 / 37-83	08/12 - 10/12	Nov 2035	Baa3/BBB-
Offered Certificates		$ 1,179,000,000
SB (7)	N/A	$ 21,000,000	N/A	SUB	Not Offered Hereby				N/A
R (7)	N/A	N/A	N/A	RES	Not Offered Hereby				N/A
Total Certificates		$ 1,200,000,000

Notes:

  Class sizes subject to a 10% variance.

  Pricing Speed Assumption:

  Fixed: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

  ARMs: For ARMs with initial fixed periods less than five years, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 11 each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR). For ARM's with initial fixed periods of five years or greater, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 23 each month to 30% CPR in month 24, and remain at 30% CPR until month 58, from month 59 to month 63, 50%CPR, and from month 64 and thereafter, 35% CPR).

  The pass-through rate on the Class A and Class M Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin, and (ii) the applicable Net WAC Cap Rate.

  If the 10% optional call is not exercised, the margin on the Class A-I-1, A-I-2, Class A-I-3, Class A-I-4 and Class A-II Certificates will double and the margin on the Class M Certificates will increase to a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

  The Class A-II Certificates are not offered hereby but will be offered pursuant to the prospectus.

  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.

  Not offered hereby.

Transaction Overview
Issuer:	RAMP Series 2005-RS9 Trust.
Certificates:

The Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates and Class A-I-4 Certificates (collectively, the "Class A-I Certificates"), backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").

The Class A-II Certificates, backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations (the "Group II Loans").

The Class A-I Certificates and the Class A-II Certificates are collectively referred to as the "Class A Certificates."

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (collectively, the "Class M Certificates").

The Class SB Certificates are not offered hereby.

The Class A Certificates and Class M Certificates will be offered via the Prospectus (the "Offered Certificates").

The Class A-II Certificates will be offered by the Prospectus but are not offered hereby.

Lead Manager:	Bear, Stearns & Co. Inc.
Co-Lead Manager:	Credit Suisse First Boston LLC
Co-Managers:	Greenwich Capital Markets, Inc. and Residential Funding Securities Corporation.
Yield Maintenance Agreement Counterparty:	[TBD] (the "Counterparty").
Depositor:	Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding Corporation.
Trustee:	JPMorgan Chase Bank, National Association.
Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), a wholly-owned subsidiary of GMAC Mortgage Group,Inc.
Subservicer:

Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 97.05% of the Mortgage Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date:	November 1, 2005 after deducting payments due during the month of November 2005.
Settlement Date:	On or about November 29, 2005.

Distribution Dates:	25th of each month (or the next business day if such day is not a business day) commencing on December 27, 2005.
Form of Certificates:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:

For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $100,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-9 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations:

Subject to considerations described in the prospectus, the Class A Certificates are expected to be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code (collectively, "Plans"), subject to important restrictions described in the prospectus and prospectus supplement. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a Plan's acquisition and ownership of such Class A Certificates. The Class M Certificates are not expected to be eligible for purchase by Plans.

Legal Investments:	The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Tax Status:	One or more REMIC elections.
Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate mortgage loans secured by first liens on mortgaged properties, the "Mortgage Loans." Approximately 49.85% of the Mortgage Loans provide for an initial interest only period of up to ten years. The statistical pool of Mortgage Loans described herein has an approximate aggregate principal balance of $1,059,593,226 as of the Cut-off Date. On the closing date, the Mortgage Loans will have an approximate aggregate principal balance of $1,200,000,000 as of the Cut-off Date.

The statistical pool of Group I Loans will consist of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The pool of Group I Loans has an approximate aggregate principal balance of $530,495,705 as of \the Cut-Off Date.

The statistical pool Group II Loans will consist of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations. The pool of Group II Loans has an approximate aggregate principal balance of $529,097,521 as of the Cut-Off Date.

Silent Seconds:

The mortgaged properties relating to approximately 26.60%, 17.34% and 21.98% of the Group I Loans, Group II Loans and aggregate first-lien Mortgage Loans, respectively, are subject to a second-lien mortgage loan, based solely on the information made available to the Depositor. None of the related second lien mortgage loans are part of the mortgage pool. The weighted average combined original loan-to-value ratio of the Mortgage Loans, including the Silent Seconds is 82.64%, 83.28% and 82.96% for the Group I Loans, Group II Loans and aggregate Mortgage Loans, respectively.

Prepayment Assumptions:

Fixed Rate - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

For ARMs with initial fixed periods less than five years, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 11 each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR). For ARM's with initial fixed period five years or greater, 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 28% divided by 23 each month to 30% CPR in month 24, and remain at 30% CPR until month 58, from month 59 to month 63, 50%CPR, and from month 64 and thereafter, 35% CPR).

Optional Call:

If the aggregate stated principal balance of the Mortgage Loans falls below 10% of the aggregate original principal balance of the Mortgage Loans (the "Optional Call Date"), the Master Servicer or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Group I Basis Risk Shortfall:

With respect to each class of the Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of the Class A-I Certificates, an amount equal to the excess of (i) accrued certificate interest for that class of the Class A-I Certificates calculated at a rate equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class of the Class A-I Certificates calculated using the Group I Net WAC Cap Rate.

Group I Basis Risk Shortfall Carry-Forward Amounts:

With respect to each class of Class A-I Certificates and any Distribution Date, an amount equal to the aggregate amount of Group I Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group I Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow at a rate equal to the related pass-through rate for that class.

Group II Basis Risk Shortfall:

With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate for Class A-II Certificates, an amount equal to the excess of (i) accrued certificate interest for the Class A-II Certificates calculated at a rate equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for the Class A-II Certificates calculated using the Group II Net WAC Cap Rate.

Group II Basis Risk Shortfall Carry-Forward Amounts:

With respect to the Class A-II Certificates and any Distribution Date, an amount equal to the aggregate amount of Group II Basis Risk Shortfall on that Distribution Date, plus any unpaid Group II Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow at a rate equal to the related pass-through rate for the Class A-II Certificates.

Subordinate Basis Risk Shortfall:

With respect to each class of the Class M Certificates and any Distribution Date on which the Subordinate Net WAC Cap Rate is used to determine the pass-through rate of that class of the Class M Certificates, an amount equal to the excess of (i) accrued certificate interest for that class of the Class M Certificates calculated at a rate equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class of the Class M Certificates calculated using the Subordinate Net WAC Cap Rate.

Subordinate Basis Risk Shortfall Carry-Forward Amounts:

With respect to each class of Class M Certificates and any Distribution Date, an amount equal to the aggregate amount of Subordinate Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Subordination Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow at a rate equal to the related pass-through rate for that class.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

The Negotiated Conduit Asset Program:

The Mortgage Loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The Mortgage Loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

Residential Funding's standard programs are identified as follows:

  Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

  Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

  Home Solution program, under which Residential Funding purchases first lien "A" quality mortgage loans with LTVs up to 107% and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

  AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allow.

Credit Enhancement:

A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates. Credit enhancement for the Class M Certificates will include the subordination of each class of Class M Certificates with a lower payment priority.

Class Initial Subordination (1)

A 15.25%

M-1 12.40%

M-2 9.80%

M-3 8.00%

M-4 6.75%

M-5 5.45%

M-6 4.30%

M-7 3.35%

M-8 2.65%

M-9 1.75%

(1) Includes the initial overcollateralization requirement as described herein.

B. Overcollateralization ("OC").

Initial (% Orig) 1.75%

OC Target (% Orig) 1.75%

Stepdown OC Target (% Current) 3.50%

OC Floor (% Origi) 0.50%

C. Excess Spread.
Initially equal to approximately [300] bps per annum.

D. Yield Maintenance Agreement.

Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be included in Excess Cash Flow and will be distributed in accordance with the priority set forth below under "Excess Cash Flow Distributions."

Excess Cash Flow Distributions:

On any Distribution Date, Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

  as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Class M Certificates and remaining unreimbursed, but only to the extent of Subsequent Recoveries;

  as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

  to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

  to pay the holders of Class A and Class M Certificates, any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

  to pay to the holders of the Class A and Class M Certificates, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

  to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfall Carry-Forward Amounts previously allocated thereto that remain unreimbursed, and then the Class M Certificates, in their order of payment priority, the amount of Basis Risk Shortfall Carry-Forward Amounts remaining unpaid as of the Distribution Date;

  to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

  to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed, then to the Class M Certificates, in their order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

  to pay to the holders of the Class SB and Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

On any Distribution Date, the amounts described in clause (1) through (3) above will be paid first from Excess Cash Flow for that Distribution Date, other than amounts received by the trust under the Yield Maintenance Agreement, and second from amounts received by the trust under the Yield Maintenance Agreement.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the Closing Date) up to but excluding the current Distribution Date on an actual/360 basis.

Class A-I Pass-Through Rates:

On each Distribution Date, the Pass-Through Rate on each class of Class A-I Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for that class, and for each Class of A-I Certificates beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus two-times the related margin and (y) the Group I Net WAC Cap Rate.

Class A-II Pass-Through Rate:

On each Distribution Date, the Pass-Through Rate on the Class A-II Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus two-times the related margin and (y) the Group II Net WAC Cap Rate.

Subordinate Pass-Through Rates:

On each Distribution Date, the Pass-Through Rate on each class of the Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for that class, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus one and a half-times the related margin for that class and (y) the Subordinate Net WAC Cap Rate.

Group I Net WAC Cap Rate:

For any Distribution Date and the Class A-I Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Group II Net WAC Cap Rate:

For any Distribution Date and the Class A-II Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Subordinate Net WAC Cap Rate:

For any Distribution Date and the Class M Certificates, a per annum rate equal to the weighted average of (i) the Group I Net WAC Cap Rate and (ii) the Group II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.

Net WAC Cap Rate:	The Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the Subordinate Net WAC Cap Rate, as applicable.
Subordinate Component:

With respect to each loan group and any Distribution Date, the positive excess, if any, of the aggregate principal balance of the Mortgage Loans in that loan group, over the aggregate certificate principal balance of the related Class A Certificates, in each case immediately prior to that Distribution Date.

Net Mortgage Rate:	With respect to any Mortgage Loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.
Eligible Master Servicing Compensation:

For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date, and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the Mortgage Loans. Excess Cash Flow may also be available to cover Prepayment Interest Shortfalls, subject to the priority of distribution set forth under "Excess Cash Flow Distributions".

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the Mortgage Loan.
Overcollateralization Amount:

With respect to any Distribution Date, the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate certificate principal balance of the Class A and Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required Overcollateralization Amount:

With respect to any Distribution Date (a) if such Distribution Date is prior to the Stepdown Date, [1.75 ]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) [3.50]% of the current aggregate stated principal balance of the Mortgage Loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided that, if a Trigger Event is in effect, the Required Overcollateralization Amount will be an amount equal to the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount may be reduced upon confirmation from each of the rating agencies that such reduction will not adversely affect the ratings of the Certificates.

Stepdown Date:

The Distribution Date which is the later to occur of (x) the Distribution Date in December 2008 and (y) the first distribution date on which the Senior Enhancement Percentage is equal to or greater than [30.50]%.

Trigger Event:

A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [42.15]% of the Senior Enhancement Percentage or (ii) the aggregate amount of realized losses on the Mortgage Loans as a percentage of the initial aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable amount set forth below:

Months 37-48 [2.45]% in the first month plus an additional 1/12th of [1.45]% for each month thereafter

Months 49-60 [3.90]% in the first month plus an additional 1/12th of [1.15]% for each month thereafter

Months 61-72 [5.05]% in the first month plus an additional 1/12th of [0.60]% for each month thereafter

Months 73 and thereafter [5.65]%

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date, the arithmetic average, for each of the three Distribution Dates ending with such Distribution Date of the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in bankruptcy that are 60 or more days delinquent, foreclosure and REO, over (y) the aggregate stated principal balance of all of the Mortgage Loans immediately preceding that Distribution Date.

Senior Enhancement Percentage:

For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M Certificates immediately prior to that Distribution Date and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization Floor:	An amount equal to 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Increase Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) Excess Cash Flow from the Mortgage Loans available for payment of the Overcollateralization Increase Amount for that Distribution Date, as provided in clause (3) under "Excess Cash Flow Distributions" and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) Principal Remittance Amount for that Distribution Date.

Excess Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.
Excess Cash Flow:

For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and (y) the Principal Remittance Amount, (b) any Overcollateralization Reduction Amount, and (c) any amounts received by the Trust under the Yield Maintenance Agreement for that Distribution Date. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making additional payments of principal up to the amount of the realized losses to the extent described above in "Excess Cash Flow Distributions".

Principal Distribution Amount:

For any Distribution Date, the lesser of (a) the excess of (i) the sum of (x) the available distribution amount for that Distribution Date plus (y) for inclusion in Excess Cash Flow for purposes of clause (b)(iii) in this definition, the Yield Maintenance Agreement Principal Distributable Amount for that Distribution Date over (ii) the interest distribution amount and (b) the sum of (i) the Principal Remittance Amount for the Mortgage Loans, (ii) Subsequent Recoveries in an amount not to exceed losses previously allocated to any class of Class A or Class M Certificates that remain unreimbursed on that Distribution Date and (iii) the Excess Cash Flow to the trust to the extent distributable as principal to cover realized losses on the Mortgage Loans and to reach the Required Overcollateralization Amount minus (i) any Overcollateralization Reduction Amounts and (ii) certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

Yield Maintenance Agreement Principal Distributable Amount:

On any Distribution Date, the amount received by the trustee under the Yield Maintenance Agreementfor that Distribution Date and paid as part of the Principal Distribution Amount for that Distribution Date to the extent set forth in clauses (2) and (3) under "Excess Cash Flow Distributions" above.

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the Principal Distribution Amount for that Distribution Date; and

  the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Group I Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

Group II Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

Principal Allocation Amount:

With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for that Distribution Date and (b) the aggregate amount of the principal portion of realized losses on the Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date as described under "Excess Cash Flow Distributions" above; provided that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Mortgage Loans, in determining the Group I Principal Distribution Amount and Group II Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

Class A Interest Distribution Priority:

With respect to each class of Class A Certificates and any Distribution Date, the amount available for payment of accrued certificate interest thereon for that Distribution Date plus accrued certificate interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

  first, concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount, and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;

  second, to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount and to the Class A-II Certificates, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distribution in respect of interest on the Class A Certificates made in first above;

  third, concurrently, from the Principal Remittance Amount related to Loan Group I to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Loan Group II to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in clauses first and second above; and

  fourth, from the remaining Principal Remittance Amount related to Loan Group II to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Loan Group I to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in clauses first, second and third above.

Class A-I Interest Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.
Class A-II Interest Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.
Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding Subsequent Recoveries.

Interest Distributions:

Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount remaining after payment of certain fees and expenses, distribution of accrued and unpaid interest (less any Prepayment Interest Shortfalls not covered by Eligible Master Servicer Compensation or any Relief Act Shortfalls) to the holders of Certificates, in the following order of priority:

  To each class of the Class A Certificates, pursuant to the Class A Interest Distribution Priority;
  To the Class M-1 Certificates;
  To the Class M-2 Certificates;
  To the Class M-3 Certificates;
  To the Class M-4 Certificates;
  To the Class M-5 Certificates;
  To the Class M-6 Certificates;
  To the Class M-7 Certificates;
  To the Class M-8 Certificates; and
  To the Class M-9 Certificates.

Principal Distributions:

From the sum of (x) the available distribution amount remaining after payment of certain fees and expenses and the interest distribution amount on the certificates on any Distribution Date, and (y) the Yield Maintenance Agreement Principal Distributable Amount, the Principal Distribution Amount will be distributed as follows:

  To the Class A Certificates, the Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balances thereof are reduced to zero;
  To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;
  To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;
  To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;
  To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;
  To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;
  To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;
  To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;
  To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero; and
  To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero.

Class A Principal Distributions:

The Group I Principal Distribution Amount will be distributed as follows:

  first, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero; and
  second, to the Class A-II Certificates, until the certificate principal balance thereof has been reduced to zero.

The Group II Principal Distribution Amount will be distributed as follows:

  first, to the Class A-II Certificates, until the certificate principal balance thereof has been reduced to zero; and
  second, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M- 2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess of, if any, the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Subordination Percentage:

As to any class of Class A or Class M Certificates, the respective approximate percentage set forth below:

A 69.50%

M-1 75.20%

M-2 80.40%

M-3 84.00%

M-4 86.50%

M-5 89.10%

M-6 91.40%

M-7 93.30%

M-8 94.70%

M-9 96.50%

Subsequent Recoveries:	Subsequent recoveries, net of reimbursable expenses, with respect to Mortgage Loans that have been previously liquidated and that have resulted in a realized loss.

Allocation of Losses:

Any realized losses will be allocated or covered as follows:

  To Excess Cash Flow for the related Distribution Date;
  By reduction of the Overcollateralization Amount, until reduced to zero (as further described in the prospectus supplement);
  To the Class M-9 Certificates, until reduced to zero;
  To the Class M-8 Certificates, until reduced to zero;
  To the Class M-7 Certificates, until reduced to zero;
  To the Class M-6 Certificates, until reduced to zero;
  To the Class M-5 Certificates, until reduced to zero;
  To the Class M-4 Certificates, until reduced to zero;
  To the Class M-3 Certificates, until reduced to zero;
  To the Class M-2 Certificates, until reduced to zero;
  To the Class M-1 Certificates, until reduced to zero; and
  To the Class A-I Certificates, losses on the Group I Loans on a pro rata basis until reduced to zero, and to the Class A-II Certificates, losses on the Group II Loans until reduced to zero.

Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus.

Yield Maintenance Agreement

Yield Maintenance Agreement: On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Offered Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on an amount equal to the lesser of (a) the notional amount set forth in the related tables below and (b) the aggregate outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of [4.14]% beginning with the Distribution Date in December 2005. The Yield Maintenance Agreement will terminate after the Distribution Date in November 2010.

Any amounts received by the trust under the Yield Maintenance Agreement on any Distribution Date will be paid as part of Excess Cash Flow pursuant to the priority set forth above under "Excess Cash Flow Distributions".

Yield Maintenance Agreement Notional Balance Schedule:

Period	Notional Balance	Period	Notional Balance	Period	Notional Balance
1	$ 1,179,000,000	21	$ 667,056,716	41	$ 270,399,413
2	$ 1,168,413,754	22	$ 634,674,068	42	$ 261,355,731
3	$ 1,156,241,902	23	$ 603,272,113	43	$ 252,616,219
4	$ 1,142,074,096	24	$ 572,565,883	44	$ 244,170,584
5	$ 1,125,324,329	25	$ 543,400,264	45	$ 236,008,888
6	$ 1,106,367,238	26	$ 515,799,600	46	$ 228,121,527
7	$ 1,085,476,834	27	$ 489,581,768	47	$ 220,499,226
8	$ 1,062,219,233	28	$ 463,916,642	48	$ 213,133,025
9	$ 1,036,656,144	29	$ 437,978,720	49	$ 206,014,277
10	$ 1,008,007,443	30	$ 416,270,767	50	$ 199,134,611
11	$ 977,473,226	31	$ 397,862,103	51	$ 192,485,949
12	$ 946,585,668	32	$ 380,321,616	52	$ 186,060,490
13	$ 916,094,580	33	$ 363,605,582	53	$ 179,850,696
14	$ 886,159,810	34	$ 347,668,996	54	$ 173,849,286
15	$ 856,913,732	35	$ 332,470,730	55	$ 168,049,224
16	$ 828,599,140	36	$ 317,983,688	56	$ 162,335,331
17	$ 800,115,232	37	$ 304,162,018	57	$ 156,721,203
18	$ 770,463,325	38	$ 301,123,079	58	$ 151,295,217
19	$ 736,643,483	39	$ 289,593,951	59	$ 146,034,691
20	$ 700,928,731	40	$ 279,768,255	60	$ 140,949,740

Group I Net WAC Cap Schedule

Period	Group I Net WAC (1,2) (%)	Group I EFFECTIVE Rate (1,3) (%)	period	Group I Net WAC (1,2) (%)	Group I EFFECTIVE RATE (1,3) (%)
1	7.58	7.58	46	7.70	19.76
2	6.36	21.90	47	7.95	20.10
3	6.36	21.86	48	7.69	19.76
4	7.04	22.51	49	7.93	20.01
5	6.39	21.83	50	7.67	19.63
6	6.60	22.01	51	7.66	19.57
7	6.39	21.76	52	8.47	20.50
8	6.60	21.94	53	7.64	19.45
9	6.39	21.68	54	7.89	19.70
10	6.39	21.60	55	7.63	19.33
11	6.61	21.77	56	7.87	19.57
12	6.39	21.46	57	7.63	19.26
13	6.61	21.57	58	7.69	19.52
14	6.39	21.25	59	7.99	20.04
15	6.39	21.14	60	7.73	19.68
16	7.08	21.72	61	7.98	10.10
17	6.39	20.93	62	7.71	9.76
18	6.60	20.99	63	7.71	9.74
19	6.39	20.52	64	8.52	10.76
20	6.60	20.42	65	7.69	9.72
21	6.40	19.94	66	7.94	10.02
22	6.42	19.88	67	7.67	9.67
23	7.13	20.54	68	7.92	9.97
24	7.58	20.87	69	7.65	9.63
25	7.81	21.00	70	7.65	9.61
26	7.54	20.60	71	7.89	9.92
27	7.53	20.37	72	7.63	9.58
28	8.04	20.63	73	7.87	9.88
29	7.57	19.98	74	7.61	9.54
30	7.95	20.23	75	7.60	9.52
31	7.69	19.78	76	8.12	10.15
32	7.93	19.87	77	7.58	9.47
33	7.67	19.43	78	7.83	9.76
34	7.68	19.32	79	7.56	9.43
35	8.04	20.04	80	7.81	9.72
36	7.78	19.81	81	7.55	9.39
37	8.04	19.94
38	7.77	19.84
39	7.76	19.73
40	8.58	20.65
41	7.75	19.85
42	7.99	20.31
43	7.73	19.94
44	7.98	20.18
45	7.71	19.81

Notes:

(1) Assumes all index values remain constant at 20.00% and the optional termination is exercised. Assumes no losses.

(2) The "Group I Net WAC Rate" is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Class A-I Certificates and (ii) the weighted average Net Mortgage Rate of the Group I Mortgage Loans.

(3) The Group I effective available funds cap rate (the "Group I Effective Rate") is equal to the product of (i) interest from the Group I mortgage loans plus any payments from the Yield Maintenance Agreement divided by the Class A-I Certificate balance and (ii) 360 divided by the actual number of days in the Interest Accrual Period.

Group II Net WAC Cap Schedule

Period	Group II Net WAC (1,2) (%)	Group II EFFECTIVE Rate (1,3) (%)	period	Group II Net WAC (1,2) (%)	Group II EFFECTIVE RATE (1,3) (%)
1	8.02	8.02	46	7.91	19.88
2	6.73	22.27	47	8.16	20.27
3	6.73	22.23	48	7.89	19.93
4	7.45	22.92	49	8.14	20.18
5	6.74	22.17	50	7.87	19.80
6	6.96	22.36	51	7.86	19.73
7	6.74	22.11	52	8.69	20.69
8	6.96	22.29	53	7.84	19.61
9	6.74	22.02	54	8.09	19.86
10	6.74	21.94	55	7.82	19.48
11	6.97	22.09	56	8.08	19.72
12	6.74	21.77	57	7.81	19.36
13	6.96	21.89	58	7.86	19.57
14	6.74	21.56	59	8.20	20.20
15	6.74	21.45	60	7.93	19.84
16	7.46	22.07	61	8.18	10.26
17	6.73	21.23	62	7.91	9.91
18	6.96	21.30	63	7.90	9.88
19	6.73	20.82	64	8.74	10.92
20	6.96	20.74	65	7.88	9.86
21	6.74	20.26	66	8.14	10.16
22	6.77	20.16	67	7.86	9.81
23	7.71	21.06	68	8.12	10.12
24	7.84	21.08	69	7.84	9.77
25	8.08	21.21	70	7.83	9.74
26	7.80	20.80	71	8.09	10.06
27	7.79	20.58	72	7.81	9.71
28	8.32	20.85	73	8.06	10.01
29	7.85	20.26	74	7.79	9.67
30	8.16	20.41	75	7.78	9.64
31	7.89	19.95	76	8.31	10.28
32	8.14	20.05	77	7.77	9.59
33	7.87	19.61	78	8.01	9.89
34	7.89	19.52	79	7.75	9.55
35	8.26	20.23	80	7.99	9.84
36	8.01	19.92	81	7.73	9.51
37	8.26	20.06
38	7.99	19.96
39	7.98	19.84
40	8.82	20.78
41	7.96	20.04
42	8.21	20.42
43	7.94	20.04
44	8.19	20.29
45	7.92	19.92

Notes:

(1) Assumes all index values remain constant at 20.00% and the optional termination is exercised. Assumes no losses.

(2) The "Group II Net WAC Rate" is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Class A-II Certificates and (ii) the weighted average Net Mortgage Rate of the Group II Mortgage Loans.

(3) The Group II effective available funds cap rate (the "Group II Effective Rate") is equal to the product of (i) interest from the Group II mortgage loans plus any payments from the Yield Maintenance Agreement divided by the Class A-II Certificate balance and (ii) 360 divided by the actual number of days in the Interest Accrual Period.

Subordinate Net WAC Cap Schedule

Period	Net WAC (1,2) (%)	EFFECTIVE Rate (1,3) (%)	period	Net WAC (1,2) (%)	EFFECTIVE RATE (1,3) (%)
1	7.80	7.80	46	7.81	19.82
2	6.54	22.08	47	8.06	20.19
3	6.54	22.05	48	7.79	19.85
4	7.25	22.72	49	8.04	20.10
5	6.56	22.00	50	7.77	19.72
6	6.78	22.19	51	7.76	19.65
7	6.56	21.93	52	8.58	20.60
8	6.78	22.11	53	7.74	19.53
9	6.56	21.85	54	7.99	19.78
10	6.56	21.77	55	7.73	19.40
11	6.79	21.93	56	7.98	19.64
12	6.57	21.61	57	7.72	19.31
13	6.78	21.73	58	7.78	19.55
14	6.56	21.40	59	8.10	20.12
15	6.56	21.29	60	7.83	19.76
16	7.27	21.89	61	8.08	10.18
17	6.56	21.08	62	7.81	9.83
18	6.78	21.14	63	7.80	9.81
19	6.56	20.67	64	8.63	10.84
20	6.78	20.58	65	7.79	9.79
21	6.57	20.10	66	8.04	10.09
22	6.60	20.02	67	7.77	9.74
23	7.42	20.80	68	8.02	10.05
24	7.71	20.98	69	7.75	9.70
25	7.95	21.11	70	7.74	9.68
26	7.67	20.70	71	7.99	9.99
27	7.66	20.47	72	7.72	9.65
28	8.18	20.74	73	7.97	9.95
29	7.71	20.12	74	7.70	9.60
30	8.05	20.32	75	7.69	9.58
31	7.79	19.86	76	8.21	10.22
32	8.04	19.96	77	7.67	9.53
33	7.77	19.52	78	7.92	9.83
34	7.79	19.42	79	7.66	9.49
35	8.15	20.14	80	7.90	9.78
36	7.89	19.87	81	7.64	9.45
37	8.15	20.00
38	7.88	19.90
39	7.87	19.79
40	8.70	20.71
41	7.85	19.95
42	8.10	20.36
43	7.83	19.99
44	8.09	20.24
45	7.82	19.86

Notes:

(1) Assumes all index values remain constant at 20.00% and the optional termination is exercised. Assumes no losses.

(2) The "Net WAC Rate" is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Certificates and (ii) the weighted average Net Mortgage Rate of the Mortgage Loans.

(3) The effective available funds cap rate (the "Effective Rate") is equal to the product of (i) interest from the mortgage loans plus any payments from the Yield Maintenance Agreement divided by the aggregate certificate balance of the Class A and Class M Certificates and (ii) 360 divided by the actual number of days in the Interest Accrual Period.

Class A-I Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.96	1.63	1.22	1.00	0.85	0.74
Principal Start Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Principal End Date	3/25/2026	11/25/2008	12/25/2007	8/25/2007	5/25/2007	2/25/2007
Principal Window Months	244	36	25	21	18	15
Class A-I-2
Avg. Life (yrs)	21.89	3.73	2.54	2.00	1.72	1.50
Principal Start Date	3/25/2026	11/25/2008	12/25/2007	8/25/2007	5/25/2007	2/25/2007
Principal End Date	4/25/2029	6/25/2010	12/25/2008	3/25/2008	10/25/2007	8/25/2007
Principal Window Months	38	20	13	8	6	7
Class A-I-3
Avg. Life (yrs)	25.68	6.70	4.51	3.25	2.35	1.99
Principal Start Date	4/25/2029	6/25/2010	12/25/2008	3/25/2008	10/25/2007	8/25/2007
Principal End Date	7/25/2033	6/25/2015	4/25/2012	8/25/2010	10/25/2008	3/25/2008
Principal Window Months	52	61	41	30	13	8
Class A-I-4
Avg. Life (yrs)	28.54	12.34	8.33	6.17	4.73	3.17
Principal Start Date	7/25/2033	6/25/2015	4/25/2012	8/25/2010	10/25/2008	3/25/2008
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	15	47	33	25	29	24

Class A-I Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.96	1.63	1.22	1.00	0.85	0.74
Principal Start Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Principal End Date	3/25/2026	11/25/2008	12/25/2007	8/25/2007	5/25/2007	2/25/2007
Principal Window Months	244	36	25	21	18	15
Class A-I-2
Avg. Life (yrs)	21.89	3.73	2.54	2.00	1.72	1.50
Principal Start Date	3/25/2026	11/25/2008	12/25/2007	8/25/2007	5/25/2007	2/25/2007
Principal End Date	4/25/2029	6/25/2010	12/25/2008	3/25/2008	10/25/2007	8/25/2007
Principal Window Months	38	20	13	8	6	7
Class A-I-3
Avg. Life (yrs)	25.68	6.7	4.51	3.25	2.35	1.99
Principal Start Date	4/25/2029	6/25/2010	12/25/2008	3/25/2008	10/25/2007	8/25/2007
Principal End Date	7/25/2033	6/25/2015	4/25/2012	8/25/2010	10/25/2008	3/25/2008
Principal Window Months	52	61	41	30	13	8
Class A-I-4
Avg. Life (yrs)	28.81	14.58	10.10	7.51	5.79	3.94
Principal Start Date	7/25/2033	6/25/2015	4/25/2012	8/25/2010	10/25/2008	3/25/2008
Principal End Date	9/25/2035	3/25/2032	8/25/2026	12/25/2021	7/25/2018	1/25/2016
Principal Window Months	27	202	173	137	118	95

Class M Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.73	8.90	6.01	4.68	4.23	4.24
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	3/25/2009	7/25/2009	2/25/2010
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	42	20	1
Class M-2
Avg. Life (yrs)	26.73	8.90	6.01	4.65	4.09	4.10
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	2/25/2009	5/25/2009	9/25/2009
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	43	22	6
Class M-3
Avg. Life (yrs)	26.73	8.90	6.01	4.63	4.01	3.86
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	2/25/2009	4/25/2009	7/25/2009
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	43	23	8
Class M-4
Avg. Life (yrs)	26.73	8.90	6.01	4.61	3.96	3.74
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	1/25/2009	3/25/2009	5/25/2009
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	44	24	10
Class M-5
Avg. Life (yrs)	26.73	8.90	6.01	4.60	3.92	3.65
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	1/25/2009	2/25/2009	4/25/2009
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	44	25	11
Class M-6
Avg. Life (yrs)	26.73	8.90	6.01	4.60	3.90	3.58
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	1/25/2009	2/25/2009	3/25/2009
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	44	25	12
Class M-7
Avg. Life (yrs)	26.73	8.90	6.01	4.59	3.86	3.53
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	12/25/2008	1/25/2009	2/25/2009
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	45	26	13
Class M-8
Avg. Life (yrs)	26.73	8.90	6.01	4.58	3.86	3.50
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	12/25/2008	1/25/2009	1/25/2009
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	45	26	14
Class M-9
Avg. Life (yrs)	26.69	8.73	5.90	4.49	3.77	3.40
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	12/25/2008	12/25/2008	1/25/2009
Principal End Date	9/25/2034	4/25/2019	12/25/2014	8/25/2012	2/25/2011	2/25/2010
Principal Window Months	68	108	73	45	27	14

Class M Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.84	9.74	6.67	5.18	4.62	4.87
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	3/25/2009	7/25/2009	3/25/2010
Principal End Date	8/25/2035	4/25/2028	3/25/2022	3/25/2018	8/25/2015	9/25/2013
Principal Window Months	79	216	160	109	74	43
Class M-2
Avg. Life (yrs)	26.83	9.70	6.63	5.12	4.46	4.40
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	2/25/2009	5/25/2009	9/25/2009
Principal End Date	7/25/2035	5/25/2027	5/25/2021	7/25/2017	1/25/2015	4/25/2013
Principal Window Months	78	205	150	102	69	44
Class M-3
Avg. Life (yrs)	26.83	9.65	6.59	5.06	4.35	4.13
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	2/25/2009	4/25/2009	7/25/2009
Principal End Date	6/25/2035	4/25/2026	5/25/2020	10/25/2016	6/25/2014	10/25/2012
Principal Window Months	77	192	138	93	63	40
Class M-4
Avg. Life (yrs)	26.83	9.59	6.54	5.01	4.27	3.99
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	1/25/2009	3/25/2009	5/25/2009
Principal End Date	6/25/2035	4/25/2025	8/25/2019	2/25/2016	11/25/2013	5/25/2012
Principal Window Months	77	180	129	86	57	37
Class M-5
Avg. Life (yrs)	26.82	9.52	6.48	4.95	4.20	3.87
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	1/25/2009	2/25/2009	4/25/2009
Principal End Date	5/25/2035	6/25/2024	11/25/2018	8/25/2015	6/25/2013	1/25/2012
Principal Window Months	76	170	120	80	53	34
Class M-6
Avg. Life (yrs)	26.81	9.42	6.40	4.89	4.13	3.76
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	1/25/2009	2/25/2009	3/25/2009
Principal End Date	4/25/2035	5/25/2023	1/25/2018	12/25/2014	12/25/2012	7/25/2011
Principal Window Months	75	157	110	72	47	29
Class M-7
Avg. Life (yrs)	26.79	9.27	6.29	4.79	4.02	3.65
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	12/25/2008	1/25/2009	2/25/2009
Principal End Date	2/25/2035	3/25/2022	2/25/2017	3/25/2014	5/25/2012	2/25/2011
Principal Window Months	73	143	99	64	41	25
Class M-8
Avg. Life (yrs)	26.76	9.08	6.15	4.68	3.94	3.56
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	12/25/2008	1/25/2009	1/25/2009
Principal End Date	12/25/2034	11/25/2020	2/25/2016	6/25/2013	10/25/2011	9/25/2010
Principal Window Months	71	127	87	55	34	21
Class M-9
Avg. Life (yrs)	26.69	8.73	5.90	4.49	3.78	3.41
Principal Start Date	2/25/2029	5/25/2010	12/25/2008	12/25/2008	12/25/2008	1/25/2009
Principal End Date	10/25/2034	8/25/2019	3/25/2015	10/25/2012	4/25/2011	4/25/2010
Principal Window Months	69	112	76	47	29	16

RAMP Series 2005-RS9 - Collateral Characteristics

Aggregate Summary Report

(Statistical Pool)

Principal Balance	$1,059,593,226.24
Number of Mortgage Loans	5,036

Average	Minimum	Maximum
Original Principal Balance	$210,672.85	$16,100.00	$2,000,000.00
Current Principal Balance	$210,403.74	$16,080.39	$2,000,000.00

Weighted Average	Minimum	Maximum
Original Term (mos)	359	120	360
Remaining Term to Stated Maturity (mos)	357	116	360
Age (mos)	2	0	23
Mortgage Rate (%)	7.165%	2.000%	12.500%
Loan-to-Value Ratio (%)	82.96%	10.00%	102.00%

Credit Score	655	483	888

Margin (%)	4.986%	1.750%	10.650%
Initial Periodic Cap (%)	3.345%	0.000%	7.000%
Periodic Cap (%)	1.311%	0.000%	6.000%
Maximum Mortgage Rate (%)	13.300%	9.875%	18.500%
Minimum Mortgage Rate (%)	5.741%	1.750%	11.550%
Next Rate Adj. (mos)	31	1	119

Lien Position	% of Mortgage Loans	Loan Type	% of Mortgage Loans
1st Lien	100.00%	Adjustable-rate	78.06%
Fixed-rate	21.94%
Occupancy	% of Mortgage Loans
Primary Residence	78.64%	Loan Purpose	% of Mortgage Loans
Non-Owner Occupied	18.38%	Purchase	54.85%
Second/Vacation	2.99%	Equity Refinance	30.26%
Rate/Term Refinance	14.89%
Documentation	% of Mortgage Loans
Full Documentation	38.71%	Property Type	% of Mortgage Loans
Reduced Documentation	61.29%	Condo High-rise	0.54%
Condo Low-rise	7.47%
Servicing	% of Mortgage Loans	Condo Mid-rise	0.40%
Homecomings	97.05%	Condotel (1 - 4 Stories)	0.01%
PUD - Attached	2.35%
Delinquency	% of Mortgage Loans	PUD - Detached	16.42%
Current	99.94%	Single Family - 1 Unit	62.84%
30 to 59 Days Delinquent	0.06%	Single Family 2 to 4 Unit	8.76%
60 or more Days	0.00%	Townhouse	1.01%

% with Active Prepayment Penalty	58.80%

% over 80% LTV with MI	8.51%

IO Loans (%)	49.85%

Aggregate Credit Score Distribution

					Weighted
			% of	Average	Average
	Number of	Principal	Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
1 - 499	3	$301,022	0.03%	$100,341	78.17%
500 - 519	120	18,074,608	1.71	150,622	77.51
520 - 539	201	31,679,685	2.99	157,610	81.64
540 - 559	151	27,212,734	2.57	180,217	82.71
560 - 579	101	17,669,102	1.67	174,942	88.28
580 - 599	407	65,676,855	6.20	161,368	89.52
600 - 619	423	78,997,132	7.46	186,754	86.71
620 - 639	833	185,896,196	17.54	223,165	80.60
640 - 659	772	174,250,434	16.45	225,713	81.88
660 - 679	504	118,252,300	11.16	234,628	83.45
680 - 699	457	110,236,956	10.40	241,219	82.42
700 - 719	311	67,578,274	6.38	217,293	82.28
720 - 739	276	56,941,195	5.37	206,309	82.95
740 - 759	217	47,326,712	4.47	218,095	83.62
760 or greater	248	56,714,064	5.35	228,686	82.75
Subtotal with Credit Score	5,024	$1,056,807,269	99.74%	$210,352	82.97%
Not Available	12	2,785,957	0.26	232,163	77.93
Total	5,036	$1,059,593,226	100.00%	$210,404	82.96%

Aggregate Credit Scores indicated as having a Credit Score that is "Not Available" include certain Aggregate Credit Scores where the Credit Score was not provided by the related seller and Aggregate Credit Scores where no credit history can be obtained for the related mortgagor.

Aggregate Original Mortgage Loan Principal Balances

					Weighted	Weighted
			% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	1,037	$76,403,569	7.21%	$73,678	633	86.97%
100,001 - 200,000	1,988	291,593,251	27.52	146,677	650	84.32
200,001 - 300,000	1,018	249,503,691	23.55	245,092	652	82.58
300,001 - 400,000	498	171,146,217	16.15	343,667	661	82.09
400,001 - 500,000	254	113,165,817	10.68	445,535	662	82.26
500,001 - 600,000	140	77,090,932	7.28	550,650	669	82.65
600,001 - 700,000	51	33,096,665	3.12	648,954	661	82.22
700,001 - 800,000	21	15,586,835	1.47	742,230	654	80.89
800,001 - 900,000	12	10,281,825	0.97	856,819	671	78.08
900,001 - 1,000,000	4	3,794,900	0.36	948,725	687	77.20
1,000,001 - 1,100,000	2	2,072,000	0.20	1,036,000	671	70.00
1,100,001 - 1,200,000	1	1,167,720	0.11	1,167,720	667	75.00
1,200,001 - 1,300,000	5	6,232,057	0.59	1,246,411	694	72.22
1,300,001 - 1,400,000	2	2,705,725	0.26	1,352,863	691	75.00
1,700,001 - 1,800,000	1	1,755,000	0.17	1,755,000	692	65.00
1,900,001 - 2,000,000	2	3,997,022	0.38	1,998,511	658	65.00
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Mortgage Rates

Weighted	Weighted
Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.999 or less	3	$700,795	0.07%	$233,598	735	76.12%
4.000 - 4.499	1	346,972	0.03	346,972	801	80.00
4.500 - 4.999	3	1,355,668	0.13	451,889	730	73.21
5.000 - 5.499	31	10,063,755	0.95	324,637	699	78.60
5.500 - 5.999	286	81,201,868	7.66	283,923	685	79.18
6.000 - 6.499	647	172,387,065	16.27	266,441	672	79.49
6.500 - 6.999	1,099	258,363,485	24.38	235,090	672	80.91
7.000 - 7.499	833	175,303,599	16.54	210,448	663	82.94
7.500 - 7.999	825	170,650,931	16.11	206,850	644	84.45
8.000 - 8.499	397	67,484,621	6.37	169,986	623	87.93
8.500 - 8.999	454	65,592,546	6.19	144,477	602	90.33
9.000 - 9.499	213	27,435,144	2.59	128,803	587	91.50
9.500 - 9.999	171	20,907,241	1.97	122,265	576	90.37
10.000 - 10.499	31	3,464,688	0.33	111,764	568	91.88
10.500 - 10.999	22	2,267,147	0.21	103,052	562	88.44
11.000 - 11.499	11	1,303,015	0.12	118,456	562	80.47
11.500 - 11.999	8	538,683	0.05	67,335	524	79.95
12.500 - 12.999	1	226,002	0.02	226,002	638	90.00
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Net Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.499 or less	3	$700,795	0.07%	$233,598	735	76.12%
3.500 - 3.999	1	346,972	0.03	346,972	801	80.00
4.000 - 4.499	3	1,355,668	0.13	451,889	730	73.21
4.500 - 4.999	19	6,968,268	0.66	366,751	687	78.72
5.000 - 5.499	181	54,290,615	5.12	299,948	688	79.96
5.500 - 5.999	597	162,717,192	15.36	272,558	673	79.63
6.000 - 6.499	1,018	248,185,581	23.42	243,797	669	80.58
6.500 - 6.999	959	202,144,390	19.08	210,787	662	82.02
7.000 - 7.499	882	178,493,454	16.85	202,374	653	84.67
7.500 - 7.999	478	84,922,627	8.01	177,662	625	87.12
8.000 - 8.499	449	65,350,983	6.17	145,548	605	90.15
8.500 - 8.999	220	27,560,037	2.60	125,273	588	91.17
9.000 - 9.499	156	18,985,051	1.79	121,699	577	90.51
9.500 - 9.999	34	3,816,128	0.36	112,239	569	92.25
10.000 - 10.499	16	1,687,766	0.16	105,485	559	86.16
10.500 - 10.999	11	1,303,015	0.12	118,456	562	80.47
11.000 - 11.499	8	538,683	0.05	67,335	524	79.95
12.000 - 12.499	1	226,002	0.02	226,002	638	90.00
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Original Loan-to-Value Ratios

					Weighted
			% of	Average	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
00.01 - 50.00	65	$13,285,654	1.25%	$204,395	634
50.01 - 55.00	29	4,445,153	0.42	153,281	630
55.01 - 60.00	50	11,411,026	1.08	228,221	632
60.01 - 65.00	87	23,640,494	2.23	271,730	652
65.01 - 70.00	176	45,221,968	4.27	256,943	644
70.01 - 75.00	229	59,395,567	5.61	259,369	654
75.01 - 80.00	2,092	470,981,594	44.45	225,135	667
80.01 - 85.00	355	67,836,921	6.40	191,090	607
85.01 - 90.00	777	163,958,241	15.47	211,014	656
90.01 - 95.00	601	123,051,966	11.61	204,745	663
95.01 - 100.00	574	76,127,845	7.18	132,627	627
100.01 - 105.00	1	236,797	0.02	236,797	608
Total	5,036	$1,059,593,226	100.00%	$210,404	655

Aggregate Geographical Distribution of Mortgaged Properties

					Weighted	Weighted
			% of	Average	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Alabama	66	$6,913,106	0.65%	$104,744	605	92.22%
Alaska	4	905,900	0.09	226,475	673	87.72
Arizona	289	62,997,165	5.95	217,983	646	82.86
Arkansas	16	1,425,874	0.13	89,117	619	95.74
California	639	244,030,825	23.03	381,895	661	80.20
Colorado	120	21,862,282	2.06	182,186	649	84.45
Connecticut	40	9,563,096	0.90	239,077	657	79.97
Delaware	10	1,347,211	0.13	134,721	664	81.31
District of Columbia	19	8,444,655	0.80	444,456	701	75.35
Florida	805	153,951,179	14.53	191,244	662	82.90
Georgia	199	32,420,139	3.06	162,915	641	87.69
Hawaii	28	10,306,873	0.97	368,103	660	82.37
Idaho	32	4,634,483	0.44	144,828	649	83.74
Illinois	287	61,071,116	5.76	212,791	661	84.48
Indiana	117	12,946,137	1.22	110,651	644	87.45
Iowa	25	2,354,391	0.22	94,176	622	88.24
Kansas	28	2,908,593	0.27	103,878	603	86.29
Kentucky	46	4,213,635	0.40	91,601	626	90.85
Louisiana	20	2,281,768	0.22	114,088	626	89.69
Maine	17	3,631,239	0.34	213,602	628	79.14
Maryland	108	30,259,127	2.86	280,177	643	81.17
Massachusetts	98	25,847,501	2.44	263,750	667	80.37
Michigan	184	23,441,319	2.21	127,398	638	86.16
Minnesota	97	20,052,535	1.89	206,727	662	84.15
Mississippi	24	2,223,067	0.21	92,628	589	90.17
Missouri	107	11,967,400	1.13	111,845	632	87.58
Montana	9	1,326,965	0.13	147,441	658	87.94
Nebraska	10	838,091	0.08	83,809	636	85.89
Nevada	77	18,715,589	1.77	243,060	678	82.47
New Hampshire	15	3,934,451	0.37	262,297	661	79.03
New Jersey	168	44,196,396	4.17	263,074	667	82.36
New Mexico	20	3,040,513	0.29	152,026	644	87.22
New York	78	26,648,461	2.51	341,647	659	75.11
North Carolina	131	17,218,697	1.63	131,440	646	86.80%
North Dakota	3	361,037	0.03	120,346	640	99.58
Ohio	164	18,692,305	1.76	113,977	629	88.65
Oklahoma	23	2,390,601	0.23	103,939	619	94.43
Oregon	54	11,798,963	1.11	218,499	652	80.67
Pennsylvania	128	19,444,559	1.84	151,911	640	86.12
Rhode Island	18	4,264,327	0.40	236,907	646	76.44
South Carolina	80	12,019,623	1.13	150,245	666	87.75
Tennessee	103	10,732,310	1.01	104,197	631	89.77
Texas	153	19,929,087	1.88	130,255	623	86.75
Utah	48	8,471,361	0.80	176,487	681	86.53
Vermont	4	594,069	0.06	148,517	714	85.39
Virginia	171	45,949,880	4.34	268,713	664	83.00
Washington	90	17,975,494	1.70	199,728	646	82.25
West Virginia	11	1,575,634	0.15	143,239	630	95.85
Wisconsin	45	6,388,493	0.60	141,967	647	88.68
Wyoming	8	1,085,705	0.10	135,713	667	83.35
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Mortgage Loan Purpose

Weighted	Weighted
% of	Average	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	1,517	$320,653,487	30.26%	$211,373	632	80.27%
Purchase	2,879	581,143,407	54.85	201,856	670	84.69
Rate/Term Refinance	640	157,796,332	14.89	246,557	647	82.08
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Occupancy Type

					Weighted	Weighted
			% of	Average	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Non Owner Occupied	1,160	$194,715,267	18.38%	$167,858	693	81.70%
Primary Residence	3,721	833,235,155	78.64	223,928	645	83.27
Second Home	155	31,642,804	2.99	204,147	686	82.48
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Mortgaged Property Types

					Weighted	Weighted
			% of	Average	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
CO-OP	2	$752,650	0.07%	376,325	753	86.95%
Condo High-Rise	23	5,735,293	0.54	249,361	691	81.29
Condo Low-Rise	420	79,152,968	7.47	188,459	679	84.20
Condotel (1 - 4 Stories)	1	120,825	0.01	120,825	0	75.00
Leasehold	1	225,684	0.02	225,684	670	54.00
Manufactured Housing	2	260,436	0.02	130,218	678	73.49
Mid-Rise Condo	21	4,275,556	0.40	203,598	723	82.10
Multi-Family	2	803,777	0.08	401,889	772	89.23
PUD - Attached	116	24,865,091	2.35	214,354	655	85.34
PUD - Detached	680	173,951,871	16.42	255,812	656	82.79
Single Family - 1 Unit	3,320	665,899,917	62.84	200,572	647	83.18
Single Family - 2 to 4 Unit	397	92,804,866	8.76	233,765	677	80.38
Townhouse	51	10,744,291	1.01	210,672	680	81.11
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Mortgage Loan Documentation Types

					Weighted	Weighted
				Average	Average	Average
Number of		Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	2,264	$410,207,346	38.71%	$181,187	635	86.52%
Reduced Documentation	2,772	649,385,880	61.29	234,266	668	80.72
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Prepayment Penalty Terms

					Weighted	Weighted
			% of	Average	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
12 Months PP	340	$88,726,916	8.37%	$260,962	669	82.63%
24 Months PP	1,682	350,940,031	33.12	208,644	631	85.19
36 Months PP	905	160,883,691	15.18	177,772	673	82.96
60 Months PP	53	10,871,985	1.03	205,132	656	83.06
Other PP	49	11,568,890	1.09	236,100	688	78.66
None	2,007	436,601,714	41.20	217,539	664	81.35
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Other means not None, 12, 24, 36 or 60 months and not more than 60 months.

Aggregate Debt-to-Income Ratios

					Weighted	Weighted
			% of	Average	Average	Average
Debt-to-Income	Number of	Principal	Principal	Principal	Credit	Original
Ratio	Loans	Balance	Balance	Balance	Score	LTV
0.01 - 20.00	240	$41,311,825	3.90%	$172,133	652	83.73%
20.01 - 25.00	230	43,008,998	4.06	186,996	650	83.70
25.01 - 30.00	413	84,947,518	8.02	205,684	652	83.25
30.01 - 35.00	612	134,984,406	12.74	220,563	652	83.58
35.01 - 40.00	719	153,493,035	14.49	213,481	652	83.17
40.01 - 45.00	863	191,545,964	18.08	221,954	651	83.63
45.01 - 50.00	731	152,180,042	14.36	208,181	642	84.76
50.01 - 55.00	216	41,218,094	3.89	190,825	623	84.83
55.01 - 60.00	9	2,840,622	0.27	315,625	639	82.42
60.01 or greater	8	1,882,084	0.18	235,261	665	73.56
Subtotal with Debt-to-Income	4,041	847,412,588	79.98	209,704	648	83.74
Not Available	995	212,180,638	20.02	213,247	682	79.84
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Maximum Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	1,223	$232,456,508	21.94%	$190,071	651	78.81%
9.000 - 9.999	1	531,250	0.05	531,250	620	85.00
10.000 - 10.999	62	16,886,428	1.59	272,362	709	78.00
11.000 - 11.999	373	98,314,998	9.28	263,579	690	80.51
12.000 - 12.999	1,040	267,075,505	25.21	256,803	679	81.68
13.000 - 13.999	981	222,314,425	20.98	226,620	664	84.47
14.000 - 14.999	710	129,286,097	12.20	182,093	616	87.92
15.000 - 15.999	506	73,661,348	6.95	145,576	590	90.66
16.000 - 16.999	127	16,899,909	1.59	133,070	575	88.73
17.000 - 17.999	11	1,640,954	0.15	149,178	548	83.10
18.000 or greater	2	525,803	0.05	262,901	562	66.62
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Next Interest Rate Adjustment Date

					Weighted	Weighted
			% of	Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
December 2005	9	$1,705,230	0.16%	$189,470	698	72.33%
January 2006	4	1,937,472	0.18	484,368	721	75.61
February 2006	3	882,481	0.08	294,160	667	95.00
March 2006	40	10,505,225	0.99	262,631	713	80.08
April 2006	21	5,668,658	0.53	269,936	700	85.24
May 2006	1	404,000	0.04	404,000	759	80.00
July 2006	3	582,776	0.06	194,259	677	75.65
August 2006	2	198,768	0.02	99,384	596	80.00
September 2006	3	988,381	0.09	329,460	697	81.93
October 2006	1	544,000	0.05	544,000	691	80.00
November 2006	1	151,262	0.01	151,262	747	95.00
December 2006	1	145,188	0.01	145,188	638	81.00
February 2007	3	967,740	0.09	322,580	637	90.84
March 2007	2	360,110	0.03	180,055	715	82.37
April 2007	10	1,899,043	0.18	189,904	641	84.26
May 2007	28	5,757,742	0.54	205,634	652	87.10
June 2007	53	10,281,385	0.97	193,988	640	84.40
July 2007	142	28,396,927	2.68	199,978	669	83.29
August 2007	207	40,068,132	3.78	193,566	624	87.49
September 2007	863	178,149,768	16.81	206,431	623	86.98
October 2007	1,112	260,077,943	24.55	233,883	644	84.08
November 2007	49	7,394,044	0.70	150,899	624	87.90
December 2007	1	416,000	0.04	416,000	711	95.00
February 2008	1	217,000	0.02	217,000	677	95.00
April 2008	2	360,344	0.03	180,172	682	78.49
May 2008	9	1,403,591	0.13	155,955	636	80.88
June 2008	22	4,151,035	0.39	188,683	648	76.25
July 2008	34	7,181,412	0.68	211,218	694	80.38
August 2008	79	16,138,497	1.52	204,285	679	81.03
September 2008	317	66,853,740	6.31	210,895	687	82.46
October 2008	172	35,150,256	3.32	204,362	689	83.31
November 2008	29	4,287,955	0.40	147,861	681	95.42
August 2009	2	524,600	0.05	262,300	599	89.09
April 2010	1	204,882	0.02	204,882	705	95.00
May 2010	1	306,400	0.03	306,400	743	80.00
June 2010	13	2,865,786	0.27	220,445	691	75.60
July 2010	80	19,301,805	1.82	241,273	704	79.40
August 2010	99	19,787,812	1.87	199,877	695	82.92
September 2010	208	46,433,622	4.38	223,239	696	81.98
October 2010	99	17,911,447	1.69	180,924	689	83.62
November 2010	1	293,600	0.03	293,600	719	80.00
June 2012	2	292,520	0.03	146,260	686	78.03
July 2012	6	1,387,518	0.13	231,253	699	75.82
August 2012	14	4,972,221	0.47	355,159	712	73.28
September 2012	12	3,309,705	0.31	275,809	692	79.83
October 2012	18	3,944,237	0.37	219,124	710	85.56
August 2015	4	991,050	0.09	247,763	758	85.28
September 2015	28	10,923,406	1.03	390,122	711	78.32
October 2015	1	460,000	0.04	460,000	747	80.00
Fixed	1,223	232,456,508	21.94	190,071	651	78.81
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

Aggregate Note Margin

					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	1,223	$232,456,508	21.94%	$190,071	651	78.81%
1.000 - 1.999	6	2,147,020	0.20	357,837	718	76.70
2.000 - 2.499	235	66,535,876	6.28	283,131	699	77.92
2.500 - 2.999	219	50,291,189	4.75	229,640	684	78.70
3.000 - 3.499	434	90,666,504	8.56	208,909	708	83.88
3.500 - 3.999	416	90,516,113	8.54	217,587	693	80.83
4.000 - 4.499	102	20,557,384	1.94	201,543	683	81.45
4.500 - 4.999	75	16,888,708	1.59	225,183	680	88.89
5.000 - 5.499	313	71,080,168	6.71	227,093	671	84.15
5.500 - 5.999	553	144,879,712	13.67	261,989	646	82.34
6.000 - 6.499	545	131,914,767	12.45	242,045	625	87.24
6.500 - 6.999	319	56,010,488	5.29	175,581	599	89.07
7.000 - 7.499	169	27,585,607	2.60	163,228	601	89.04
7.500 - 7.999	180	24,303,787	2.29	135,021	596	91.70
8.000 - 8.499	131	17,207,846	1.62	131,358	590	92.67
8.500 - 8.999	93	13,445,166	1.27	144,572	572	90.38
9.000 - 9.499	16	2,166,311	0.20	135,394	587	91.59
9.500 - 9.999	4	753,397	0.07	188,349	575	86.12
10.000 - 10.499	1	59,829	0.01	59,829	610	90.00
10.500 or greater	2	126,846	0.01	63,423	554	75.93
Total	5,036	$1,059,593,226	100.00%	$210,404	655	82.96%

RAMP Series 2005-RS9 - Collateral Characteristics

Group I Summary Report

(Statistical Pool)

Principal Balance	$530,495,705.16
Number of Mortgage Loans	1,687

Average	Minimum	Maximum
Original Principal Balance	$314,918.25	$30,000.00	$2,000,000.00
Current Principal Balance	$314,461.00	$29,932.80	$2,000,000.00

Weighted Average	Minimum	Maximum
Original Term (mos)	359	180	360
Remaining Term to Stated Maturity (mos)	357	177	360
Age (mos)	2
Mortgage Rate (%)	6.972%	2.000%	11.450%
Loan-to-Value Ratio (%)	82.64%	10.00%	102.00%

Credit Score	662	500	888

Margin (%)	4.786%	1.750%	9.700%
Initial Periodic Cap (%)	3.422%	1.000%	7.000%
Periodic Cap (%)	1.317%	1.000%	6.000%
Maximum Mortgage Rate (%)	13.066%	9.875%	17.325%
Minimum Mortgage Rate (%)	5.491%	1.750%	10.500%
Next Rate Adj. (mos)	31	1	119

Lien Position	% of Mortgage Loans	Loan Type	% of Mortgage Loans
1st Lien	100.00%	Adjustable-rate	79.90%
Fixed-rate	20.10%
Occupancy	% of Mortgage Loans
Primary Residence	88.78%	Loan Purpose	% of Mortgage Loans
Non-Owner Occupied	6.67%	Purchase	69.31%
Second/Vacation	4.55%	Equity Refinance	19.64%
Rate/Term Refinance	11.05%
Documentation	% of Mortgage Loans
Full Documentation	31.08%	Property Type	% of Mortgage Loans
Reduced Documentation	68.92%	Condo High-rise	0.71%
Condo Low-rise	6.67%
Servicing	% of Mortgage Loans	Condo Mid-rise	0.45%
Homecomings	96.18%	Condotel (1 - 4 Stories)	0.00%
PUD - Attached	2.44%
Delinquency	% of Mortgage Loans	PUD - Detached	19.61%
Current	100.00%	Single Family - 1 Unit	60.88%
30 to 59 Days Delinquent	0.00%	Single Family 2 to 4 Unit	7.74%
60 or more Days	0.00%	Townhouse	1.27%

% with Active Prepayment Penalty	56.27%

% over 80% LTV with MI	8.49%
IO Loans (%)	59.31%

Group I Credit Score Distribution

					Weighted
			% of	Average	Average
	Number of	Principal	Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
500 - 519	10	$2,550,487	0.48%	$255,049	80.60%
520 - 539	32	10,563,470	1.99	330,108	81.29
540 - 559	31	10,531,961	1.99	339,741	83.51
560 - 579	28	7,028,630	1.32	251,023	87.36
580 - 599	119	25,778,993	4.86	216,630	90.98
600 - 619	106	30,374,004	5.73	286,547	87.09
620 - 639	344	103,178,727	19.45	299,938	80.67
640 - 659	284	88,299,348	16.64	310,913	82.37
660 - 679	188	65,756,022	12.40	349,766	83.28
680 - 699	183	65,650,663	12.38	358,747	81.11
700 - 719	104	35,789,015	6.75	344,125	81.34
720 - 739	80	25,012,401	4.71	312,655	82.02
740 - 759	81	26,300,259	4.96	324,695	83.00
760 or greater	89	31,382,180	5.92	352,609	81.85
Subtotal with Credit Score	1,679	$528,196,159	99.57%	$314,590	82.66%
Not Available	8	2,299,546	0.43	287,443	78.68
Total	1,687	$530,495,705	100.00%	$314,461	82.64%

Group2A Credit Scores indicated as having a Credit Score that is "Not Available" include certain Group IB Credit Scores where the Credit Score was not provided by the related seller and Group IB Credit Scores where no credit history can be obtained for the related mortgagor

Group I Original Mortgage Loan Principal Balances

					Weighted	Weighted
			% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	135	$10,305,583	1.94%	$76,338	634	88.21%
100,001 - 200,000	426	64,565,789	12.17	151,563	654	85.85
200,001 - 300,000	349	85,336,682	16.09	244,518	657	83.65
300,001 - 400,000	287	101,823,263	19.19	354,785	664	82.88
400,001 - 500,000	250	111,215,708	20.96	444,863	662	82.23
500,001 - 600,000	139	76,558,932	14.43	550,784	668	82.67
600,001 - 700,000	51	33,096,665	6.24	648,954	661	82.22
700,001 - 800,000	21	15,586,835	2.94	742,230	654	80.89
800,001 - 900,000	12	10,281,825	1.94	856,819	671	78.08
900,001 - 1,000,000	4	3,794,900	0.72	948,725	687	77.20
1,000,001 - 1,100,000	2	2,072,000	0.39	1,036,000	671	70.00
1,100,001 - 1,200,000	1	1,167,720	0.22	1,167,720	667	75.00
1,200,001 - 1,300,000	5	6,232,057	1.17	1,246,411	694	72.22
1,300,001 - 1,400,000	2	2,705,725	0.51	1,352,863	691	75.00
1,700,001 - 1,800,000	1	1,755,000	0.33	1,755,000	692	65.00
1,900,001 - 2,000,000	2	3,997,022	0.75	1,998,511	658	65.00
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Mortgage Rates

					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.999 or less	1	$543,750	0.10%	$543,750	732	75.00%
4.000 - 4.499	1	346,972	0.07	346,972	801	80.00
4.500 - 4.999	3	1,355,668	0.26	451,889	730	73.21
5.000 - 5.499	21	8,298,380	1.56	395,161	706	79.91
5.500 - 5.999	146	53,177,909	10.02	364,232	689	80.25
6.000 - 6.499	286	100,774,707	19.00	352,359	675	80.39
6.500 - 6.999	411	136,717,267	25.77	332,645	675	81.23
7.000 - 7.499	276	82,877,753	15.62	300,282	658	82.56
7.500 - 7.999	237	79,248,945	14.94	334,384	645	84.06
8.000 - 8.499	110	29,545,764	5.57	268,598	625	87.75
8.500 - 8.999	100	20,722,245	3.91	207,222	605	90.02
9.000 - 9.499	47	8,765,831	1.65	186,507	602	94.42
9.500 - 9.999	37	6,278,989	1.18	169,702	579	91.13
10.000 - 10.499	7	1,245,976	0.23	177,997	579	94.57
10.500 - 10.999	2	194,238	0.04	97,119	564	92.75
11.000 - 11.499	2	401,312	0.08	200,656	622	95.66
Total	1,687	530,495,705	100.00	$314,461	662	82.64%

Group I Net Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.499 or less	1	$543,750	0.10%	$543,750	732	75.00%
3.500 - 3.999	1	346,972	0.07	346,972	801	80.00
4.000 - 4.499	3	1,355,668	0.26	451,889	730	73.21
4.500 - 4.999	16	6,375,968	1.20	398,498	689	80.01
5.000 - 5.499	108	39,996,145	7.54	370,335	693	80.40
5.500 - 5.999	259	95,631,511	18.03	369,234	675	80.59
6.000 - 6.499	410	134,944,785	25.44	329,134	675	81.20
6.500 - 6.999	317	95,756,651	18.05	302,071	657	81.80
7.000 - 7.499	248	80,929,810	15.26	326,330	654	84.10
7.500 - 7.999	132	36,712,999	6.92	278,129	630	87.16
8.000 - 8.499	99	22,027,782	4.15	222,503	606	89.41
8.500 - 8.999	48	8,078,782	1.52	168,308	606	94.06
9.000 - 9.499	34	5,953,356	1.12	175,099	579	90.74
9.500 - 9.999	9	1,440,214	0.27	160,024	577	94.32
10.500 - 10.999	2	401,312	0.08	200,656	622	95.66
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Original Loan-to-Value Ratios

					Weighted
			% of	Average	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
00.01 - 50.00	16	$4,415,748	0.83%	$275,984	639
50.01 - 55.00	6	1,066,160	0.20	177,693	637
55.01 - 60.00	15	4,838,737	0.91	322,582	641
60.01 - 65.00	22	12,159,547	2.29	552,707	668
65.01 - 70.00	54	24,459,626	4.61	452,956	650
70.01 - 75.00	65	29,317,745	5.53	451,042	672
75.01 - 80.00	811	259,327,571	48.88	319,763	673
80.01 - 85.00	76	26,587,827	5.01	349,840	619
85.01 - 90.00	221	75,451,020	14.22	341,407	654
90.01 - 95.00	259	70,046,439	13.20	270,450	660
95.01 - 100.00	141	22,588,489	4.26	160,202	626
100.01 - 105.00	1	236,797	0.04	236,797	608
Total	1,687	$530,495,705	100.00%	$314,461	662

Group I Geographical Distribution of Mortgaged Properties

Weighted	Weighted
% of	Average	Average	Average
Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Alabama	13	$1,907,305	0.36%	$146,716	598	92.22%
Arizona	113	30,919,483	5.83	273,624	653	82.73
Arkansas	6	645,241	0.12	107,540	625	98.14
California	398	183,277,695	34.55	460,497	666	81.07
Colorado	29	6,976,829	1.32	240,580	659	86.42
Connecticut	15	5,002,969	0.94	333,531	650	79.57
Delaware	1	127,787	0.02	127,787	640	80.00
District of Columbia	9	6,199,944	1.17	688,883	709	75.43
Florida	277	69,548,864	13.11	251,079	660	84.03
Georgia	43	11,396,035	2.15	265,024	652	87.63
Hawaii	7	3,347,161	0.63	478,166	669	81.42
Idaho	7	1,263,814	0.24	180,545	668	78.40
Illinois	76	23,741,405	4.48	312,387	668	84.80
Indiana	19	2,810,410	0.53	147,916	659	83.59
Iowa	3	509,466	0.10	169,822	652	95.18
Kansas	2	384,463	0.07	192,231	627	78.05
Kentucky	11	1,053,169	0.20	95,743	617	92.06
Louisiana	3	498,698	0.09	166,233	566	93.81
Maine	5	1,557,373	0.29	311,475	618	84.24
Maryland	38	15,765,828	2.97	414,890	646	82.89
Massachusetts	45	14,560,377	2.74	323,564	671	80.49
Michigan	26	5,250,779	0.99	201,953	647	83.22
Minnesota	17	6,168,463	1.16	362,851	675	79.21
Mississippi	6	781,914	0.15	130,319	613	91.22
Missouri	18	2,216,878	0.42	123,160	630	88.04
Montana	1	120,000	0.02	120,000	637	100.00
Nebraska	1	64,550	0.01	64,550	751	94.00
Nevada	30	8,305,748	1.57	276,858	695	82.78
New Hampshire	4	1,888,391	0.36	472,098	675	80.25
New Jersey	77	23,912,468	4.51	310,552	658	83.63
New Mexico	5	1,027,280	0.19	205,456	661	82.15
New York	47	20,744,576	3.91	441,374	663	76.51
North Carolina	29	4,470,746	0.84	154,164	651	88.92
Ohio	31	4,535,096	0.85	146,293	615	92.22
Oklahoma	4	571,674	0.11	142,918	690	98.55
Oregon	18	5,416,602	1.02	300,922	666	78.49
Pennsylvania	36	8,841,771	1.67	245,605	650	85.72
Rhode Island	2	474,203	0.09	237,101	686	80.00
South Carolina	29	5,435,739	1.02	187,439	671	87.82
Tennessee	14	1,928,081	0.36	137,720	629	88.66
Texas	54	9,092,503	1.71	168,380	635	86.03
Utah	18	4,050,971	0.76	225,054	694	85.16
Vermont	1	116,417	0.02	116,417	638	80.00
Virginia	69	25,796,923	4.86	373,868	670	84.07
Washington	20	6,048,496	1.14	302,425	651	81.22
West Virginia	1	309,500	0.06	309,500	647	100.00
Wisconsin	6	980,285	0.18	163,381	699	86.23
Wyoming	3	451,334	0.09	150,445	629	84.79
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Mortgage Loan Purpose

Weighted	Weighted
% of	Average	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	217	$104,184,593	19.64%	$480,113	644	78.54%
Purchase	1,355	367,673,953	69.31	271,346	669	83.76
Rate/Term Refinance	115	58,637,159	11.05	509,888	650	82.89
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Occupancy Type

Weighted	Weighted
% of	Average	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Non Owner Occupied	80	$35,379,937	6.67%	$442,249	684	78.05%
Primary Residence	1,497	470,982,154	88.78	314,617	659	82.97
Second Home	110	24,133,614	4.55	219,396	690	82.97
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Mortgaged Property Types

					Weighted	Weighted
			% of	Average	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
CO-OP	1	$404,000	0.08%	$404,000	759	80.00%
Condo High-Rise	11	3,772,422	0.71	342,947	679	81.22
Condo Low-Rise	152	35,360,830	6.67	232,637	680	84.73
Mid-Rise Condo	10	2,362,233	0.45	236,223	699	80.26
Multi-Family	2	803,777	0.15	401,889	772	89.23
PUD - Attached	46	12,944,300	2.44	281,398	659	85.19
PUD - Detached	326	104,050,714	19.61	319,174	661	82.98
Single Family - 1 Unit	1,018	322,978,353	60.88	317,268	657	82.64
Single Family - 2 to 4 Unit	107	41,085,442	7.74	383,976	674	80.19
Townhouse	14	6,733,635	1.27	480,974	690	77.42
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Mortgage Loan Documentation Types

					Weighted	Weighted
				Average	Average	Average
Number of		Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	552	$164,865,520	31.08%	$298,669	642	85.64%
Reduced Documentation	1,135	365,630,185	68.92	322,141	671	81.29
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Prepayment Penalty Terms

					Weighted	Weighted
			% of	Average	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
12M PP	136	$49,628,108	9.36%	$364,913	672	82.01%
24M PP	527	172,091,070	32.44	326,549	644	84.75
36M PP	224	61,324,389	11.56	273,770	684	83.03
60M PP	53	10,871,985	2.05	205,132	656	83.06
Other	10	4,613,163	0.87	461,316	698	79.07
None	737	231,966,990	43.73	314,745	667	81.16
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Other means not None, 12, 24, 36 or 60 months and not more than 60 months.

Group I Debt-to-Income Ratio

					Weighted	Weighted
			% of	Average	Average	Average
Debt-to-Income	Number of	Principal	Principal	Principal	Credit	Original
Ratio	Loans	Balance	Balance	Balance	Score	LTV
0.01 - 20.00	62	$16,670,745	3.14%	$268,883	650	85.86%
20.01 - 25.00	70	20,403,971	3.85	291,485	656	83.58
25.01 - 30.00	135	43,036,932	8.11	318,792	660	82.94
30.01 - 35.00	208	71,638,795	13.50	344,417	658	83.36
35.01 - 40.00	244	77,576,072	14.62	317,935	660	82.98
40.01 - 45.00	302	100,086,883	18.87	331,414	661	82.67
45.01 - 50.00	222	74,387,125	14.02	335,077	655	83.36
50.01 - 55.00	37	12,232,674	2.31	330,613	617	80.38
55.01 - 60.00	5	2,104,178	0.40	420,836	638	81.28
60.01 or greater	1	650,000	0.12	650,000	723	74.00
Subtotal with Debt-to-Income	1,286	$418,787,375	78.94%	$325,651	657	83.08%
Not Available	401	111,708,330	21.06	278,574	680	81.00
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Maximum Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	404	$106,637,580	20.10%	$263,954	650	78.84%
9.000 - 9.999	1	531,250	0.10	531,250	620	85.00
10.000 - 10.999	37	11,824,833	2.23	319,590	720	77.54
11.000 - 11.999	177	62,355,352	11.75	352,290	693	81.37
12.000 - 12.999	415	151,305,921	28.52	364,593	680	81.87
13.000 - 13.999	313	112,137,263	21.14	358,266	664	83.90
14.000 - 14.999	190	54,504,475	10.27	286,866	621	86.49
15.000 - 15.999	112	23,638,163	4.46	211,055	600	92.99
16.000 - 16.999	35	6,961,084	1.31	198,888	580	91.11
17.000 - 17.999	3	599,784	0.11	199,928	588	92.45%
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Next Interest Rate Adjustment Date

					Weighted	Weighted
			% of	Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
December 2005	3	$969,307	0.18%	$323,102	677	63.65%
January 2006	4	1,937,472	0.37	484,368	721	75.61
February 2006	3	882,481	0.17	294,160	667	95.00
March 2006	18	6,415,729	1.21	356,429	713	78.65
April 2006	11	3,540,680	0.67	321,880	693	86.90
May 2006	1	404,000	0.08	404,000	759	80.00
September 2006	2	892,800	0.17	446,400	703	80.00
October 2006	1	544,000	0.10	544,000	691	80.00
February 2007	1	555,750	0.10	555,750	679	95.00
April 2007	3	924,678	0.17	308,226	634	81.67
May 2007	11	2,909,239	0.55	264,476	650	86.56
June 2007	19	5,083,445	0.96	267,550	633	81.57
July 2007	61	16,003,840	3.02	262,358	672	83.03
August 2007	70	20,157,778	3.80	287,968	642	89.20
September 2007	240	81,483,737	15.36	339,516	637	86.18
October 2007	398	141,708,968	26.71	356,053	653	83.81
November 2007	18	3,737,216	0.70	207,623	620	86.61
December 2007	1	416,000	0.08	416,000	711	95.00
April 2008	1	138,844	0.03	138,844	582	100.00
May 2008	2	407,563	0.08	203,781	671	83.55
June 2008	7	1,915,086	0.36	273,584	663	74.91
July 2008	16	4,261,521	0.80	266,345	719	77.13
August 2008	18	6,340,822	1.20	352,268	691	77.68
September 2008	101	34,546,980	6.51	342,049	681	81.67
October 2008	45	14,700,807	2.77	326,685	685	83.63
November 2008	7	1,222,094	0.23	174,585	705	95.36
August 2009	1	367,000	0.07	367,000	601	93.00
June 2010	2	961,550	0.18	480,775	729	78.78
July 2010	37	11,919,508	2.25	322,149	713	80.72
August 2010	41	9,979,020	1.88	243,391	709	84.69
September 2010	70	22,518,737	4.24	321,696	697	81.57
October 2010	28	7,371,834	1.39	263,280	683	84.80
November 2010	1	293,600	0.06	293,600	719	80.00
June 2012	1	146,520	0.03	146,520	698	95.00
July 2012	1	275,000	0.05	275,000	672	60.00
August 2012	7	3,682,049	0.69	526,007	709	68.35
September 2012	4	2,174,760	0.41	543,690	686	76.23
October 2012	5	1,393,683	0.26	278,737	678	92.01
August 2015	1	440,000	0.08	440,000	767	80.00
September 2015	21	9,774,026	1.84	465,430	712	78.63
October 2015	1	460,000	0.09	460,000	747	80.00
Fixed	404	106,637,580	20.10	263,954	650	78.84
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

Group I Note Margin

					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	404	$106,637,580	20.10%	$263,954	650	78.84%
1.000 - 1.999	4	1,521,020	0.29	380,255	731	80.00
2.000 - 2.499	111	45,030,571	8.49	405,681	700	77.10
2.500 - 2.999	94	30,930,895	5.83	329,052	690	78.84
3.000 - 3.499	145	44,916,910	8.47	309,772	705	83.27
3.500 - 3.999	138	43,534,224	8.21	315,465	689	81.54
4.000 - 4.499	35	9,523,892	1.80	272,111	689	79.00
4.500 - 4.999	25	9,057,011	1.71	362,280	679	88.33
5.000 - 5.499	104	34,477,640	6.50	331,516	679	84.14
5.500 - 5.999	218	85,038,564	16.03	390,085	658	82.76
6.000 - 6.499	188	69,983,358	13.19	372,252	631	87.41
6.500 - 6.999	79	22,605,084	4.26	286,140	607	88.34
7.000 - 7.499	51	10,904,134	2.06	213,807	611	91.39
7.500 - 7.999	42	6,752,626	1.27	160,777	589	90.91
8.000 - 8.499	28	4,453,321	0.84	159,047	610	95.85
8.500 - 8.999	18	4,529,998	0.85	251,667	576	91.29
9.000 - 9.499	2	508,656	0.10	254,328	595	92.82
9.500 - 9.999	1	90,221	0.02	90,221	570	100.00
Total	1,687	$530,495,705	100.00%	$314,461	662	82.64%

RAMP Series 2005-RS9 - Collateral Characteristics

Group II Summary Report

(Statistical Pool)

Principal Balance	$529,097,521.08
Number of Mortgage Loans	3,349

Average	Minimum	Maximum
Original Principal Balance	$158,161.05	$16,100.00	$532,000.00
Current Principal Balance	$157,986.72	$16,080.39	$532,000.00

Weighted Average	Minimum	Maximum
Original Term (mos)	358	120	360
Remaining Term to Stated Maturity (mos)	356	116	360
Age (mos)	2	0	23
Mortgage Rate (%)	7.359%	2.000%	12.500%
Loan-to-Value Ratio (%)	83.28%	19.00%	100.00%

Credit Score	648	483	813

Margin (%)	5.196%	1.826%	10.650%
Initial Periodic Cap (%)	3.265%	0.000%	6.750%
Periodic Cap (%)	1.305%	0.000%	6.000%
Maximum Mortgage Rate (%)	13.545%	10.125%	18.500%
Minimum Mortgage Rate (%)	6.005%	1.875%	11.550%
Next Rate Adj. (mos)	30	1	118

Lien Position	% of Mortgage Loans	Loan Type	% of Mortgage Loans
1st Lien	100.00%	Adjustable-rate	76.22%
Fixed-rate	23.78%
Occupancy	% of Mortgage Loans
Primary Residence	68.47%	Loan Purpose	% of Mortgage Loans
Non-Owner Occupied	30.11%	Purchase	40.35%
Second/Vacation	1.42%	Equity Refinance	40.91%
Rate/Term Refinance	18.74%
Documentation	% of Mortgage Loans
Full Documentation	46.37%	Property Type	% of Mortgage Loans
Reduced Documentation	53.63%	Condo High-rise	0.37%
Condo Low-rise	8.28%
Servicing	% of Mortgage Loans	Condo Mid-rise	0.36%
Homecomings	97.92%	Condotel (1 - 4 Stories)	0.02%
PUD - Attached	2.25%
Delinquency	% of Mortgage Loans	PUD - Detached	13.21%
Current	99.89%	Single Family - 1 Unit	64.81%
30 to 59 Days Delinquent	0.11%	Single Family 2 to 4 Unit	9.78%
60 or more Days	0.00%	Townhouse	0.76%

% with Active Prepayment Penalty	61.32%

% over 80% LTV with MI	8.53%

IO Loans (%)	40.36%

Group II Credit Score Distribution

					Weighted
			% of	Average	Average
	Number of	Principal	Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
1 - 499	3	$301,022	0.06%	$100,341	78.17%
500 - 519	110	15,524,121	2.93	141,128	77.00
520 - 539	169	21,116,216	3.99	124,948	81.82
540 - 559	120	16,680,772	3.15	139,006	82.20
560 - 579	73	10,640,472	2.01	145,760	88.89
580 - 599	288	39,897,861	7.54	138,534	88.58
600 - 619	317	48,623,129	9.19	153,385	86.47
620 - 639	489	82,717,470	15.63	169,156	80.51
640 - 659	488	85,951,086	16.24	176,129	81.37
660 - 679	316	52,496,278	9.92	166,127	83.67
680 - 699	274	44,586,294	8.43	162,724	84.34
700 - 719	207	31,789,259	6.01	153,571	83.34
720 - 739	196	31,928,794	6.03	162,902	83.68
740 - 759	136	21,026,453	3.97	154,606	84.39
760 or greater	159	25,331,884	4.79	159,320	83.86
Subtotal with Credit Score	3,345	$528,611,110	99.91%	$158,030	83.29%
Not Available	4	486,411	0.09	121,603	74.34
Total	3,349	$529,097,521	100.00%	$157,987	83.28%

Group2B Credit Scores indicated as having a Credit Score that is "Not Available" include certain Group IA Credit Scores where the Credit Score was not provided by the related seller and Group IA Credit Scores where no credit history can be obtained for the related mortgagor

Group II Original Mortgage Loan Principal Balances

					Weighted	Weighted
			% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	902	$66,097,987	12.49%	$73,279	632	86.78%
100,001 - 200,000	1,562	227,027,462	42.91	145,344	649	83.89
200,001 - 300,000	669	164,167,009	31.03	245,392	649	82.03
300,001 - 400,000	211	69,322,954	13.10	328,545	656	80.94
400,001 - 500,000	4	1,950,109	0.37	487,527	648	84.20
500,001 - 600,000	1	532,000	0.10	532,000	719	80.00
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Mortgage Rates

					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.999 or less	2	$157,045	0.03%	$78,522	746	80.00%
5.000 - 5.499	10	1,765,375	0.33	176,538	670	72.44
5.500 - 5.999	140	28,023,959	5.30	200,171	676	77.14
6.000 - 6.499	361	71,612,358	13.53	198,372	668	78.22
6.500 - 6.999	688	121,646,218	22.99	176,811	667	80.56
7.000 - 7.499	557	92,425,846	17.47	165,935	668	83.28
7.500 - 7.999	588	91,401,986	17.28	155,446	644	84.79
8.000 - 8.499	287	37,938,856	7.17	132,191	621	88.08
8.500 - 8.999	354	44,870,301	8.48	126,752	600	90.47
9.000 - 9.499	166	18,669,313	3.53	112,466	580	90.14
9.500 - 9.999	134	14,628,252	2.76	109,166	574	90.05
10.000 - 10.499	24	2,218,712	0.42	92,446	562	90.37
10.500 - 10.999	20	2,072,910	0.39	103,645	562	88.03
11.000 - 11.499	9	901,703	0.17	100,189	536	73.71
11.500 - 11.999	8	538,683	0.10	67,335	524	79.95
12.500 - 12.999	1	226,002	0.04	226,002	638	90.00
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Net Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.499 or less	2	$157,045	0.03%	$78,522	746	80.00%
4.500 - 4.999	3	592,300	0.11	197,433	662	64.83
5.000 - 5.499	73	14,294,469	2.70	195,815	675	78.74
5.500 - 5.999	338	67,085,681	12.68	198,478	670	78.26
6.000 - 6.499	608	113,240,796	21.40	186,251	663	79.84
6.500 - 6.999	642	106,387,739	20.11	165,713	666	82.23
7.000 - 7.499	634	97,563,644	18.44	153,886	653	85.13
7.500 - 7.999	346	48,209,628	9.11	139,334	621	87.09
8.000 - 8.499	350	43,323,201	8.19	123,781	605	90.53
8.500 - 8.999	172	19,481,255	3.68	113,263	581	89.96
9.000 - 9.499	122	13,031,695	2.46	106,817	576	90.40
9.500 - 9.999	25	2,375,914	0.45	95,037	565	91.00
10.000 - 10.499	16	1,687,766	0.32	105,485	559	86.16
10.500 - 10.999	9	901,703	0.17	100,189	536	73.71
11.000 - 11.499	8	538,683	0.10	67,335	524	79.95
12.000 - 12.499	1	226,002	0.04	226,002	638	90.00
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Original Loan-to-Value Ratios

					Weighted
			% of	Average	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
00.01 - 50.00	49	$8,869,907	1.68%	$181,019	631
50.01 - 55.00	23	3,378,993	0.64	146,913	627
55.01 - 60.00	35	6,572,290	1.24	187,780	626
60.01 - 65.00	65	11,480,947	2.17	176,630	635
65.01 - 70.00	122	20,762,342	3.92	170,183	637
70.01 - 75.00	164	30,077,822	5.68	183,401	638
75.01 - 80.00	1,281	211,654,022	40.00	165,226	660
80.01 - 85.00	279	41,249,095	7.80	147,846	599
85.01 - 90.00	556	88,507,222	16.73	159,186	658
90.01 - 95.00	342	53,005,527	10.02	154,987	666
95.01 - 100.00	433	53,539,356	10.12	123,647	627
Total	3,349	$529,097,521	100.00%	$157,987	648

Group II Geographical Distribution of Mortgaged Properties

					Weighted	Weighted
			% of	Average	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Alabama	53	$5,005,800	0.95%	$94,449	608	92.22%
Alaska	4	905,900	0.17	226,475	673	87.72
Arizona	176	32,077,682	6.06	182,260	640	82.99
Arkansas	10	780,632	0.15	78,063	615	93.76
California	241	60,753,130	11.48	252,088	646	77.59
Colorado	91	14,885,454	2.81	163,576	645	83.53
Connecticut	25	4,560,127	0.86	182,405	664	80.41
Delaware	9	1,219,423	0.23	135,491	666	81.44
District of Columbia	10	2,244,711	0.42	224,471	680	75.15
Florida	528	84,402,315	15.95	159,853	664	81.97
Georgia	156	21,024,104	3.97	134,770	635	87.72
Hawaii	21	6,959,712	1.32	331,415	655	82.83
Idaho	25	3,370,669	0.64	134,827	642	85.75
Illinois	211	37,329,711	7.06	176,918	657	84.28
Indiana	98	10,135,727	1.92	103,426	639	88.52
Iowa	22	1,844,925	0.35	83,860	613	86.32
Kansas	26	2,524,131	0.48	97,082	599	87.54
Kentucky	35	3,160,466	0.60	90,299	629	90.44
Louisiana	17	1,783,070	0.34	104,886	643	88.54
Maine	12	2,073,866	0.39	172,822	635	75.32
Maryland	70	14,493,299	2.74	207,047	640	79.29
Massachusetts	53	11,287,124	2.13	212,965	661	80.22
Michigan	158	18,190,540	3.44	115,130	635	87.00
Minnesota	80	13,884,072	2.62	173,551	657	86.34
Mississippi	18	1,441,153	0.27	80,064	575	89.61
Missouri	89	9,750,522	1.84	109,556	633	87.48
Montana	8	1,206,965	0.23	150,871	660	86.74
Nebraska	9	773,541	0.15	85,949	626	85.21
Nevada	47	10,409,841	1.97	221,486	665	82.22
New Hampshire	11	2,046,060	0.39	186,005	648	77.90
New Jersey	91	20,283,928	3.83	222,900	677	80.86
New Mexico	15	2,013,233	0.38	134,216	636	89.81
New York	31	5,903,885	1.12	190,448	643	70.21
North Carolina	102	12,747,951	2.41	124,980	644	86.06
North Dakota	3	361,037	0.07	120,346	640	99.58
Ohio	133	14,157,209	2.68	106,445	634	87.50
Oklahoma	19	1,818,927	0.34	95,733	597	93.14
Oregon	36	6,382,362	1.21	177,288	641	82.52
Pennsylvania	92	10,602,788	2.00	115,248	632	86.46
Rhode Island	16	3,790,124	0.72	236,883	641	75.99
South Carolina	51	6,583,884	1.24	129,096	662	87.69
Tennessee	89	8,804,229	1.66	98,924	631	90.02
Texas	99	10,836,584	2.05	109,460	612	87.36
Utah	30	4,420,390	0.84	147,346	669	87.78
Vermont	3	477,652	0.09	159,217	732	86.70
Virginia	102	20,152,957	3.81	197,578	656	81.62
Washington	70	11,926,998	2.25	170,386	643	82.78
West Virginia	10	1,266,133	0.24	126,613	626	94.84
Wisconsin	39	5,408,209	1.02	138,672	638	89.13
Wyoming	5	634,371	0.12	126,874	693	82.33
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Mortgage Loan Purpose

					Weighted	Weighted
			% of	Average	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	1,300	216,468,894	40.91	166,515	627	81.10%
Purchase	1,524	213,469,454	40.35	140,072	671	86.28
Rate/Term Refinance	525	99,159,173	18.74	188,875	646	81.60
Total	3,349	529,097,521	100.00	157,987	648	83.28%

Group II Occupancy Type

Weighted	Weighted
% of	Average	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Non Owner Occupied	1,080	$159,335,330	30.11%	$147,533	695	82.52%
Primary Residence	2,224	362,253,001	68.47	162,884	627	83.67
Second Home	45	7,509,190	1.42	166,871	674	80.93
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Mortgaged Property Types

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
CO-OP	1	$348,650	0.07%	$348,650	747	95.00%
Condo High-Rise	12	1,962,871	0.37	163,573	712	81.43
Condo Low-Rise	268	43,792,139	8.28	163,404	678	83.78
Condotel (1 - 4 Stories)	1	120,825	0.02	120,825	0	75.00
Leasehold	1	225,684	0.04	225,684	670	54.00
Manufactured Housing	2	260,436	0.05	130,218	678	73.49
Mid-Rise Condo	11	1,913,323	0.36	173,938	752	84.39
PUD - Attached	70	11,920,791	2.25	170,297	651	85.50
PUD - Detached	354	69,901,157	13.21	197,461	650	82.50
Single Family - 1 Unit	2,302	342,921,564	64.81	148,967	638	83.69
Single Family - 2 to 4 Unit	290	51,719,424	9.78	178,343	679	80.53
Townhouse	37	4,010,657	0.76	108,396	664	87.29
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Mortgage Loan Documentation Types

					Weighted	Weighted
				Average	Average	Average
Number of		Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	1,712	$245,341,826	46.37%	$143,307	630	87.11%
Reduced Documentation	1,637	283,755,695	53.63	173,339	664	79.98
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Prepayment Penalty Terms

					Weighted	Weighted
			% of	Average	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
12M PP	204	$39,098,808	7.39%	$191,661	666	83.42%
24M PP	1,155	178,848,961	33.80	154,848	618	85.62
36M PP	681	99,559,302	18.82	146,196	666	82.92
Other	39	6,955,726	1.31	178,352	681	78.39
None	1,270	204,634,724	38.68	161,130	662	81.55
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Other means not None, 12, 24,or 36 months and not more than 36 months.

Group II Debt-to-Income Ratio

					Weighted	Weighted
			% of	Average	Average	Average
Debt-to-Income	Number of	Principal	Principal	Principal	Credit	Original
Ratio	Loans	Balance	Balance	Balance	Score	LTV
0.01 - 20.00	178	$24,641,080	4.66%	$138,433	654	82.28%
20.01 - 25.00	160	22,605,028	4.27	141,281	645	83.80
25.01 - 30.00	278	41,910,586	7.92	150,758	643	83.57
30.01 - 35.00	404	63,345,611	11.97	156,796	644	83.83
35.01 - 40.00	475	75,916,963	14.35	159,825	644	83.37
40.01 - 45.00	561	91,459,081	17.29	163,029	640	84.68
45.01 - 50.00	509	77,792,917	14.70	152,835	629	86.10
50.01 - 55.00	179	28,985,420	5.48	161,930	625	86.71
55.01 - 60.00	4	736,444	0.14	184,111	641	85.68
60.01 or greater	7	1,232,084	0.23	176,012	635	73.33
Subtotal with Debt-to-Income	2,755	$428,625,213	81.01%	$155,581	640	84.39%
Not Available	594	100,472,308	18.99	169,145	685	78.54
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Maximum Mortgage Rates

					Weighted	Weighted
			% of	Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	819	$125,818,928	23.78%	$153,625	651	78.79%
10.000 - 10.999	25	5,061,596	0.96	202,464	685	79.07
11.000 - 11.999	196	35,959,646	6.80	183,468	686	79.03
12.000 - 12.999	625	115,769,584	21.88	185,231	676	81.42
13.000 - 13.999	668	110,177,162	20.82	164,936	663	85.04
14.000 - 14.999	520	74,781,622	14.13	143,811	613	88.95
15.000 - 15.999	394	50,023,185	9.45	126,962	585	89.55
16.000 - 16.999	92	9,938,825	1.88	108,031	570	87.06
17.000 - 17.999	8	1,041,170	0.20	130,146	525	77.72
18.000 - 18.999	2	525,803	0.10	262,901	562	66.62
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Next Interest Rate Adjustment Date

					Weighted	Weighted
			% of	Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
December 2005	6	$735,922	0.14%	$122,654	725	83.77%
March 2006	22	4,089,496	0.77	185,886	712	82.33
April 2006	10	2,127,978	0.40	212,798	712	82.49
July 2006	3	582,776	0.11	194,259	677	75.65
August 2006	2	198,768	0.04	99,384	596	80.00
September 2006	1	95,581	0.02	95,581	643	100.00
November 2006	1	151,262	0.03	151,262	747	95.00
December 2006	1	145,188	0.03	145,188	638	81.00
February 2007	2	411,990	0.08	205,995	580	85.22
March 2007	2	360,110	0.07	180,055	715	82.37
April 2007	7	974,365	0.18	139,195	648	86.71
May 2007	17	2,848,503	0.54	167,559	654	87.66
June 2007	34	5,197,940	0.98	152,881	645	87.16
July 2007	81	12,393,086	2.34	153,001	664	83.62
August 2007	137	19,910,355	3.76	145,331	606	85.76
September 2007	623	96,666,031	18.27	155,162	611	87.65
October 2007	714	118,368,975	22.37	165,783	632	84.42
November 2007	31	3,656,828	0.69	117,962	629	89.23
February 2008	1	217,000	0.04	217,000	677	95.00
April 2008	1	221,500	0.04	221,500	745	65.00
May 2008	7	996,028	0.19	142,290	622	79.79
June 2008	15	2,235,948	0.42	149,063	635	77.40
July 2008	18	2,919,891	0.55	162,216	656	85.11
August 2008	61	9,797,675	1.85	160,618	672	83.21
September 2008	216	32,306,760	6.11	149,568	694	83.32
October 2008	127	20,449,449	3.86	161,019	691	83.08
November 2008	22	3,065,861	0.58	139,357	671	95.45
August 2009	1	157,600	0.03	157,600	595	80.00
April 2010	1	204,882	0.04	204,882	705	95.00
May 2010	1	306,400	0.06	306,400	743	80.00
June 2010	11	1,904,236	0.36	173,112	672	73.99
July 2010	43	7,382,297	1.40	171,681	691	77.27
August 2010	58	9,808,792	1.85	169,117	680	81.11
September 2010	138	23,914,885	4.52	173,296	695	82.36
October 2010	71	10,539,614	1.99	148,445	693	82.80
June 2012	1	146,000	0.03	146,000	673	61.00
July 2012	5	1,112,518	0.21	222,504	706	79.73
August 2012	7	1,290,172	0.24	184,310	721	87.36
September 2012	8	1,134,945	0.21	141,868	704	86.72
October 2012	13	2,550,554	0.48	196,196	727	82.04
August 2015	3	551,050	0.10	183,683	752	89.49
September 2015	7	1,149,380	0.22	164,197	704	75.69
Fixed	819	125,818,928	23.78	153,625	651	78.79
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Group II Note Margin

					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	819	$125,818,928	23.78%	$153,625	651	78.79%
1.000 - 1.999	2	626,000	0.12	313,000	685	68.69
2.000 - 2.499	124	21,505,304	4.06	173,430	696	79.63
2.500 - 2.999	125	19,360,295	3.66	154,882	676	78.49
3.000 - 3.499	289	45,749,594	8.65	158,303	712	84.48
3.500 - 3.999	278	46,981,889	8.88	169,000	698	80.18
4.000 - 4.499	67	11,033,491	2.09	164,679	679	83.57
4.500 - 4.999	50	7,831,698	1.48	156,634	682	89.54
5.000 - 5.499	209	36,602,528	6.92	175,132	663	84.17
5.500 - 5.999	335	59,841,148	11.31	178,630	628	81.75
6.000 - 6.499	357	61,931,409	11.71	173,477	618	87.04
6.500 - 6.999	240	33,405,404	6.31	139,189	595	89.56
7.000 - 7.499	118	16,681,473	3.15	141,368	595	87.50
7.500 - 7.999	138	17,551,162	3.32	127,182	599	92.01
8.000 - 8.499	103	12,754,525	2.41	123,830	582	91.56
8.500 - 8.999	75	8,915,167	1.68	118,869	570	89.91
9.000 - 9.499	14	1,657,655	0.31	118,404	585	91.22
9.500 - 9.999	3	663,176	0.13	221,059	576	84.23
10.000 - 10.499	1	59,829	0.01	59,829	610	90.00
10.500 or greater	2	126,846	0.02	63,423	554	75.93
Total	3,349	$529,097,521	100.00%	$157,987	648	83.28%

Contact Information

Bear Stearns Contacts

Name:	Telephone:	E-Mail:
Matthew Perkins Senior Managing Director	(212) 272-7977	mperkins@bear.com
Josephine Musso Associate Director	(212) 272-6033	jmusso@bear.com
Audrey Kingsley Vice President	(212) 272-0891	akingsley@bear.com
G. Scott Tabor Collateral Analyst	(212) 272-5925	gtabor@bear.com

Bear Stearns Trading Contacts

Name:	Telephone:	E-Mail:
Jeffrey Verschleiser Senior Managing Director	(212) 272-5451	jverschleiser@bear.com
Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com
Angela Ward Vice President	(212) 272-4955	adward@bear.com

Rating Agency Contacts

Name:	Telephone:	E-Mail:
Moody's Arif Kaya Bekiroglu	(212) 553-7761	Arif.bekiroglu@moodys.com
Standard and Poor's Lacey Bigos	(212) 438-3126	Lacey_bigos@sandp.com